American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
March 31, 2020

Global Gold - Schedule of Investments
MARCH 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 93.2%
Australia — 13.1%
Evolution Mining Ltd.	6,428,000	14,908,612
Gold Road Resources Ltd.(1)	4,161,090	3,512,690
Newcrest Mining Ltd.	1,207,913	16,972,048
Northern Star Resources Ltd.	1,471,600	9,423,097
Perseus Mining Ltd.(1)	3,788,000	2,130,602
Ramelius Resources Ltd.	655,300	406,324
Regis Resources Ltd.	2,552,100	5,705,968
Saracen Mineral Holdings Ltd.(1)	2,518,134	5,671,903
Silver Lake Resources Ltd.(1)	1,989,000	1,666,904
St. Barbara Ltd.	356,800	466,634
		60,864,782
Canada — 51.8%
Agnico Eagle Mines Ltd. (New York)	346,800	13,799,172
Alacer Gold Corp.(1)	830,000	2,677,610
Alamos Gold, Inc., Class A (New York)	1,218,800	6,094,000
B2Gold Corp. (New York)	4,038,400	12,357,504
Barrick Gold Corp.	3,307,320	60,590,102
Centerra Gold, Inc.(1)	1,101,100	6,548,857
Eldorado Gold Corp.(1)	40,300	250,569
Endeavour Mining Corp.(1)	80,000	1,137,497
First Majestic Silver Corp. (New York)(1)	581,700	3,600,723
Franco-Nevada Corp. (New York)	413,200	41,121,664
GoGold Resources, Inc.(1)	5,526,925	2,120,756
Guyana Goldfields, Inc.(1)(2)	892,621	171,255
Kinross Gold Corp. (New York)(1)	4,214,357	16,773,141
Kirkland Lake Gold Ltd.	878,378	25,871,362
Orezone Gold Corp.(1)	5,400,000	1,669,154
Pan American Silver Corp. (NASDAQ)	328,800	4,711,704
Pretium Resources, Inc.(1)	517,900	2,936,493
Roxgold, Inc.(1)	1,618,400	943,003
Sandstorm Gold Ltd.(1)(2)	509,900	2,554,391
Sandstorm Gold Ltd. (New York)(1)	291,900	1,462,419
SEMAFO, Inc.(1)	825,000	1,600,405
Silvercorp Metals, Inc.	433,800	1,418,526
Torex Gold Resources, Inc.(1)	204,000	1,975,783
Wesdome Gold Mines Ltd.(1)	78,800	413,794
Wheaton Precious Metals Corp.	746,400	20,548,392
Yamana Gold, Inc. (New York)	2,885,081	7,933,973
		241,282,249
China — 1.5%
Shandong Gold Mining Co. Ltd., H Shares	1,175,750	2,811,241
Zijin Mining Group Co. Ltd., H Shares	11,480,000	4,278,753
		7,089,994

Peru — 0.2%
Cia de Minas Buenaventura SAA ADR	145,000	1,057,050
South Africa — 6.7%
AngloGold Ashanti Ltd.	149,802	2,560,061
AngloGold Ashanti Ltd. ADR	1,052,476	17,502,676
Gold Fields Ltd.	498,310	2,417,503
Gold Fields Ltd. ADR	1,277,100	6,066,225
Harmony Gold Mining Co. Ltd. ADR(1)	1,162,500	2,534,250
		31,080,715
United Kingdom — 1.6%
Centamin plc	3,442,700	5,065,181
Highland Gold Mining Ltd.	200,300	483,222
Hochschild Mining plc	820,200	1,081,314
Petropavlovsk plc(1)(2)	2,292,000	606,522
		7,236,239
United States — 18.3%
Hecla Mining Co.	1,000,000	1,820,000
Newmont Corp.	1,454,480	65,858,854
Royal Gold, Inc.	200,921	17,622,781
		85,301,635
TOTAL COMMON STOCKS (Cost $326,681,230)		433,912,664
EXCHANGE-TRADED FUNDS — 4.9%
SPDR Gold Shares(1)	67,000	9,919,350
VanEck Vectors Gold Miners ETF	561,600	12,939,264
TOTAL EXCHANGE-TRADED FUNDS (Cost $24,227,527)		22,858,614
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $3,195,070), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $3,132,949)		3,132,948
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,543,929	6,543,929
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,676,877)		9,676,877
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,388,408)	1,388,408	1,388,408
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $361,974,042)		467,836,563
OTHER ASSETS AND LIABILITIES — (0.5)%		(2,186,801)
TOTAL NET ASSETS — 100.0%		$465,649,762

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,272,112. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $1,388,408.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Australia	—	60,864,782	—
Canada	193,347,813	47,934,436	—
China	—	7,089,994	—
South Africa	26,103,151	4,977,564	—
United Kingdom	—	7,236,239	—
Other Countries	86,358,685	—	—
Exchange-Traded Funds	22,858,614	—	—
Temporary Cash Investments	6,543,929	3,132,948	—
Temporary Cash Investments - Securities Lending Collateral	1,388,408	—	—
	336,600,600	131,235,963	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.